EXHIBIT 23.1    CONSENT OF SHATSWELL MACLEOD & COMPANY, P.C.

                                  [LETTERHEAD]

                    Consent of Independent Public Accountants


The Board of Directors
Bay State Federal Savings Bank

We consent to the use of our report included herein and to the reference to our firm in the Prospectus, which is a part of the Registration Statement on Form SB-2 for Bay State Bancorp, Inc. and Form AC for Bay State Federal Savings Bank.



                                          /s/ Shatswell, MacLeod & Company, P.C.
                                              SHATSWELL, MacLEOD & COMPANY, P.C.

West Peabody, Massachusetts
November 13, 1997